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                      SUPPLEMENT DATED SEPTEMBER 30, 1997
                        TO PROSPECTUS DATED MAY 1, 1997
                          FOR MARKET STREET FUND, INC.


THE FOLLOWING INFORMATION IS TO BE INCLUDED IN THE "INVESTMENT OBJECTIVES AND POLICIES, THE COMMON STOCK PORTFOLIO" SECTION, ON PAGE 15 OF YOUR PROSPECTUS.

On July 25, 1997, the Board of Directors of the Market Street Fund, Inc. (the "Fund") determined to call a Special Meeting of Shareholders of the Common Stock Portfolio for the purpose of asking shareholders to approve or disapprove a reorganization resulting in the combination of the Common Stock Portfolio and the Growth Portfolio of the Fund by transferring the assets and liabilities of the Common Stock Portfolio to the Growth Portfolio and exchanging the shares of stock representing interest in the Common Stock Portfolio for shares of stock representing interest in the Growth Portfolio (the "Reorganization"). The Growth Portfolio has been, since May 1, 1997, managed by Sentinel Advisors Company, which also manages the Common Stock Portfolio. Both Portfolios are managed by the same portfolio management teams in essentially the same style.

The Board of Directors has authorized the Secretary of the Fund to prepare and mail a notice of the Special Meeting, proxy statement and voting instruction form to owners of variable life insurance policies or variable annuity contracts issued by National Life Insurance Company who have contract value invested in the Common Stock Portfolio as of October 10, 1997, the Record Date. Such proxy materials will be, or have been, forwarded to solicit the policyholders' and contractholders' vote on whether to approve or disapprove the proposed Reorganization, during a Special Meeting of Shareholders of the Common Stock Portfolio to be held on December 5, 1997, or the earliest practicable date thereafter.

The Reorganization will become effective on December 12, 1997, should two-thirds of shareholders vote in favor of the change.

If you would like a copy of the proxy materials, please call the Variable Product Services Unit at 1-800-537-7003.